UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

 of the Securities Exchange Act of 1934

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☐ Definitive Information Statement

Cang Bao Tian Xia International Art Trade Center, Inc.

(Exact name of Registrant as specified in its Charter)

formerly known as

ZHONGCHAI MACHINERY, INC.

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Cang Bao Tian Xia International Art Trade Center, Inc.

(FORMERLY KNOWN AS ZHONGCHAI MACHINERY, INC.)

5-1-1206 Hefeng Jiangan, Nianqing Rd. Meilan District, Haikou, Hainan Province, China 570203

(Address)

Telephone: 86-898-66186181

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock of Cang Bao Tian Xia International Art Trade Center, Inc., formerly known as Zhongchai Machinery, Inc. Inc., a Nevada corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our common stockholders that on January 8, 2019, the holder of all 10,000,000 of our preferred shares, and the holders of 3,096,200 shares of our common stock, representing approximately 93.3% of the outstanding common shares of our common stock, executed a written consent in lieu of a special meeting of stockholders, (the ”Majority Stockholder Consent”), approving the following matter:

(1)

An amendment to our Articles of Incorporation, changing the name of our company to Cang Bao Tian Xia International Art Trade Center, Inc.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Xingtao Zhou
January [●], 2019	Xingtao Zhou, CEO

Important Notice Regarding the Availability of Proxy Materials: This information statement, along with our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and our other filings with the Securities and Exchange Commission (“SEC”), are available at the SEC’s website www.sec.gov. We do not have a website.

CANG BAO TIAN XIA INTERNATIONAL ART TRADE CENTER, INC.

(FORMERLY ZHONGCHAI MACHINERY, INC. INC.)

INFORMATION STATEMENT

Unless specifically set forth to the contrary, when used in this information statement the terms “we,” “our,” “us,” and similar terms refers to Cang Bao Tian Xia International Art Trade Center, Inc., formerly known as Zhongchai Machinery, Inc. Inc., a Nevada corporation.

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business.

i

CANG BAO TIAN XIA INTERNATIONAL ART TRADE CENTER, INC.

(formerly ZHONGCHAI MACHINERY, INC.)

5-1-1206 Hefeng Jiangan, Nianqing Rd. Meilan District, Haikou, Hainan Province, China 570203

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about January [●], 2019 to the holders of record at the close of business on [●], 2019 (the ”Record Date”) of shares of the common stock of Cang Bao Tian Xia International Art Trade Center, Inc., formerly Zhongchai Machinery, Inc. Inc., a Nevada corporation, in connection with actions taken by the holders of a majority of our outstanding preferred stock and common stock as follows:

An amendment to our Articles of Incorporation, changing the name of our company to Cang Bao Tian Xia International Art Trade Center, Inc.

Xingtao Zhou (“ZHOU”), our majority shareholder, owns all 10,000,000 issued and outstanding preferred shares. He also owns 2,432,351 common shares; and he and Yaqin Fu, who owns 663,849 common shares (together, 3,096,200 shares, representing approximately 93.3% of the common shares, executed the Majority Stockholder Consent approving the above-noted action. The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 78.320, subsection 2 of the Nevada Revised Statutes, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted without such a meeting. In order to eliminate the costs involved in holding a special meeting, our board of directors voted to utilize the written consent of the holder of a majority of our outstanding common and preferred stock.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective on [●], 2019, which is 20 days after the mailing of this information statement. This information statement is being mailed on or about January [●], 2019 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AMENDMENT OF OUR CORPORATE NAME

On December 28, 2018, we filed a Form 8-K with the SEC, disclosing that control of our company had changed.  Custodian Ventures, LLC sold its 10,000,000 preferred shares to Mr. Zhou and sold 2,432,351 common shares to Mr. Zhou and 663,849 common shares.  Mr. Zhou and Ms. Fu signed the Consent to amend the corporate name of our company to Cang Bao Tian Xia International Art Trade Center, Inc.

As a result of the Amendment to the Articles of Incorporation, the new name of our company is

CANG BAO TIAN XIA INTERNATIONAL ART TRADE CENTER, INC.

PRINCIPAL STOCKHOLDERS

At January 10, 2019, we had 10,000,000 shares of preferred stock and 3,319,245 shares of our common stock our issued and outstanding. The following table contains information regarding record ownership of our common stock as of January 10, 2019 held by:

●	persons who own beneficially more than 5% of the outstanding common stock,

●	our directors,

●	named executive officers, and

●	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from January 10, 2019 upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is at 5-1-1206 Hefeng Jiangan, Nianqing Rd. Meilan District, Haikou, Hainan Province, China 570203.

		Stock
Name and Address of Beneficial Owner	Title of Class	Shares	%

Xingtao Zhou	Preferred Stock	10,000,000	100%
	Common Stock	2,432,351	73.3%

Yaqin Fu(1)	Common Stock	663,849	20.0%

All officers and directors as a group (two persons)		3,096,200	93.3%

(1)

Yaqin Fu is the wife of Liang Tan, a director of the Company, and therefore Mr. Tan may be deemed to be the beneficial owner of the shares owned by Ms. Fu.

CORPORATE GOVERNANCE

Board of directors

Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

Director qualifications

The following is a discussion for each director of the specific experience, qualifications, attributes or skills of the members of our board of directors.

Xingtao Zhou has served as the chairman and founder of Hainan Cang Bao Tian Xia Artwork Co. Ltd. since 2017 and Cang Bao Ge (Hong Kong) Arts Co., Ltd since 2012. From 2009 to 2012, Mr. Zhou served as the president of Yi Hua Cultural Diffusion Co., Ltd. Mr. Zhou served as the curator of the Yin Yuan Min Su Museum from 2003 to 2009 and as the vice curator from 1999 to 2003. Mr. Zhou received a bachelor’s degree in International Business from Southwestern University of Finance and Economics.

Liang Tan has served as the general manager of Shanghai Qingsheng Investment Co., Ltd. since 2017. Mr. Tan served as the deputy general manager of Shanghai Daren Asset Management Co., Ltd. from 2013 to 2016.

There is no family relationship between the two directors. The new directors and officer have no material plan, contract or arrangement (written or not written) to which either is a party, or in which either participates, that is entered into, or a material amendment, in connection with any grant or award to any either person or modification thereto, under any such plan, contract or arrangement.

Board leadership structure and Board’s role in risk oversight

The board of directors is currently comprised of the two persons noted above, and we do not have any independent directors. Given the early stage of our company, our Board believes the current leadership structure is appropriate for our company. If and as our company grows, we expect to expand our board of directors through the appointment of independent directors. Management is responsible for the day-to-day management of the Company, and has responsibility for the oversight of the Company.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. As of the date of this information statement, neither our officer nor the two directors receives remuneration from the company for their services.

Committees of the board of directors; stockholder nominations; audit committee financial expert

We have not established any committees comprised of members of our board of directors, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing similar functions. The functions of those committees are being undertaken by our board of directors as a whole.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our board of directors. Given the early stage of our business, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, both current members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

Neither of our directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee or board of directors who:

●	understands generally accepted accounting principles and financial statements;

●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements;

●	understands internal controls over financial reporting; and

●	understands audit committee functions.

Our securities are not quoted on an exchange that has requirements that a majority of our Board members be independent, and we are not currently otherwise subject to any law, rule or regulation requiring that all or any portion of our board of directors includes “independent” directors, nor are we required to establish or maintain an Audit Committee or other committee of our board of directors.

We have not adopted a Code of Ethics as of the date of this Report.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended June 30, 2018, the filing requirements applicable to our officers, directors and greater than 10% beneficial owners as well as our officers, directors and greater than 10% beneficial owners of our subsidiaries were complied with.

DIRECTOR COMPENSATION

Our directors currently do not receive compensation for their services as directors.

EXECUTIVE COMPENSATION

The following table summarizes all compensation received in the past two years by our former principal executive officer.

No other executive officer who was serving as such at December 28, 2018 received any remuneration.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

David Lazar,	2018	—	—	3,096,200	—	—	—	—	—
former CEO(1)		—	—	—	—	—	—	—	—

(1)

Mr. Lazar received 3,096,200 shares of common stock for services valued at $3,096.20 and 10,000,000 shares of Series A Preferred Stock for services valued at $4,000,000.

How executive compensation is determined

Mr. Lazar resigned as CEO on December 28, 2018, when the change of control was completed. Our two current directors and sole officer do not presently receive cash compensation for their services to us. The amount of compensation we may pay to Mr. Zhou and/or Mr. Tan if any, from time to time is in the discretion of the Board of Directors of which they are currently the only two members.

Outstanding equity awards at fiscal year-end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of November 30, 2018:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (#)

David Lazar, former CEO	—	—	—	—	—	—	—	—	—

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this information statement, we had not received notice of any stockholder proposals for the 2019 annual meeting, and proposals received subsequent to the date of this information statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2019 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Cang Bao Tian Xia International Art Trade Center, Inc

Attention: Corporate Secretary

5-1-1206 Hefeng Jiangan, Nianqing Rd. Meilan District

Haikou, Hainan Province, China 570203

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy or information statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2019 annual meeting must be received by us at our principal executive office no later than May 31, 2019 in order to be eligible for inclusion in our 2019 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy or information statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of our Company at our principal executive offices at the address above, within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We intend to file our Form 10-K Annual Report for the fiscal year ending June 30, 2019 with the SEC on a timely basis. Stockholders may obtain, free of charge, a copy of the Form 10-K when it is filed, by writing to us at the above address, Attention: Corporate Secretary.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company at the above address.

WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Cang Bao Tian Xia International Art Trade Center, Inc., 5-1-1206 Hefeng Jiangan, Nianqing Rd. Meilan District, Haikou, Hainan Province, China 570203.

We are required to file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS:

/s Xingtao Zhou
[January ●], 2019	Xingtao Zhou, CEO